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                                                                    Exhibit 23.1
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                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8, pertaining to the LogicVision, Inc. 2000 Employee Stock Purchase Plan, of our reports dated October 29, 2001, relating to the financial statements and financial statement schedule of LogicVision, Inc., which appear in LogicVision, Inc.'s Registration Statement on Form S-1.

/s/ PricewaterhouseCoopers LLP

San Jose, California
November 5, 2001